Consolidated Statements of Comprehensive Loss - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Revenues	$ 0	$ 237,000
Operating expenses:
Cost of revenues	0	203,460
General and administrative	1,909,046	2,068,391
Research and development	257,312	501,734
Depreciation and amortization	52,442	56,311
Total operating expenses	2,218,800	2,829,896
Loss from operations	(2,218,800)	(2,592,896)
Gain (loss) on warrant liability	294,655	(47,212)
Interest expense	(89,685)	(33,850)
Interest income	31	122
Net loss	(2,013,799)	(2,673,836)
Other comprehensive loss:
Loss on foreign currency translation	(6,821)	(11,075)
Total comprehensive loss	$ (2,020,620)	$ (2,684,911)
Basic and diluted net loss per common share (in Dollars per share)	$ (0.01)	$ (0.01)
Weighted average number of common shares outstanding (in Shares)	400,207,813	375,118,494